Schedule of Investments

May 31, 2022

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.51%
U.S. Treasury Inflation – Indexed Notes–99.51%(a)
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2023	$44,976	$46,446,047
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024	44,838	46,459,696
U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024	32,829	33,985,160
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	44,189	45,635,029
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	35,094	36,109,666
U.S. Treasury Inflation - Indexed Notes	0.25 - 2.37%	01/15/2025	82,194	86,748,592
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	35,133	35,936,951
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025	44,238	45,800,389
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	33,833	34,655,168
U.S. Treasury Inflation - Indexed Notes	0.62 - 2.00%	01/15/2026	71,251	75,296,771
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	38,896	39,575,533
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2026	39,356	40,162,056
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	35,884	36,570,187
U.S. Treasury Inflation - Indexed Notes	0.37 - 2.37%	01/15/2027	61,617	65,180,312
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2027	18,057	18,310,720

Total U.S. Treasury Securities (Cost $692,451,663)				686,872,277

			Shares
Money Market Funds–0.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.67%(b)(c)			132,587	132,587
Invesco Liquid Assets Portfolio, Institutional Class, 0.75%(b)(c)			94,734	94,724
Invesco Treasury Portfolio, Institutional Class, 0.54%(b)(c)			151,529	151,529

Total Money Market Funds (Cost $378,840)				378,840

TOTAL INVESTMENTS IN SECURITIES–99.57% (Cost $692,830,503)				687,251,117

OTHER ASSETS LESS LIABILITIES–0.43%				3,000,398

NET ASSETS–100.00%				$690,251,515

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended May 31, 2022.

	Value February 28, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value May 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$516,175	$16,506,247	$(16,889,835)	$—	$—	$132,587	$240
Invesco Liquid Assets Portfolio, Institutional Class	368,666	11,790,177	(12,064,115)	—	(4)	94,724	410
Invesco Treasury Portfolio, Institutional Class	589,914	18,864,282	(19,302,667)	—	—	151,529	483

Total	$1,474,755	$47,160,706	$(48,256,617)	$—	$(4)	$378,840	$1,133

(c)	The rate shown is the 7-day SEC standardized yield as of May 31, 2022.

The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration Inflation Protected Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2022

(Unaudited)

NOTE 1– Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$686,872,277	$—	$686,872,277
Money Market Funds	378,840	—	—	378,840

Total Investments	$378,840	$686,872,277	$—	$687,251,117

Invesco Short Duration Inflation Protected Fund